CHAIRWOMAN'S LETTER

------------------------------------------------------------------------------



It is my pleasure to present the first semi-annual report of the Meyers Sheppard Pride Fund for the period June 13, 1996 to November 30, 1996. Response to the Pride Fund has been overwhelming. We have sent out thousands of prospectuses in just the first six months! Account holders reside in over 30 states from every region of the country.

We officially began trading the Fund on June 13, 1996 with $100,000 seed capital. By period ended November 30, 1996 the Fund had grown to $744,000. The majority of account holders invested in the Fund after July 1, 1996. For the period June 13, 1996 to November 30, 1996, the Fund returned a total of 8.80%. In the second quarter, from September 1, 1996 to November 30, 1996, the Fund returned a total of 14.53%.

A more detailed discussion of the Pride Fund portfolio and performance is presented later in this report. Also, this report includes detailed financial information on the Pride Fund.

An important administrative note: effective February 1, 1997, we will reduce the maximum total expense charges from 2.25% to 1.95%.

We would like to welcome the BISYS Group, Inc. as our new partner for 1997. BISYS is assuming our mutual fund distribution, administration, fund accounting, transfer agency and other support services upon their completion of their purchase of Furman Selz's mutual fund administration group. BISYS is the largest independent administrator and distributor of mutual funds in the country. Their leadership in technology and their focus on service will help us provide you with the highest quality service.

[Signature: Shelly J. Meyers]





































         THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
                      FOR THE MEYERS SHEPPARD PRIDE FUND

                              REPORT ON THE FUND

 ------------------------------------------------------------------------------



The Pride Fund is unique in that it has a Fundamental social objective to only invest in companies that have adopted progressive policies towards gays and lesbians. Importantly, two companies officially adopted sexual orientation in their anti-discrimination policies as a result of our efforts. One was a New York based investment bank, and the other was a Washington state software company. We will continue to be proactive in this regard and we will report our progress in this area in subsequent reports to shareholders.

The period June 13, 1996 to November 30, 1996 saw an initial sharp sell-off of the U.S. stock market beginning in June, followed by a recovery from late July continuing through November. The large cap stocks in the Dow Industrials and S&P 500 outperformed as investors sought liquidity as a safe haven in the event of another drop in the market. In general, growth stocks outperformed value stocks which put the Pride Fund at a disadvantage relative to market performance.

During the most recent quarter, the Fund benefited from a strong performance by technology and financial stocks. Other advancing areas included consumer non-durables and consumer services. Sectors that slowed relative Fund performance were utility and energy stocks. Fund performance during the first two months of operation was also inhibited by higher than usual trading costs incurred by the high level of activity required to start up the portfolio. Transaction costs had already decreased significantly by period end, and we expect them to be lower than the average for equity Funds because of our projected low annual portfolio turnover.

Technology stocks, in particular, looked to be most undervalued as we built the portfolio and these stocks were hit the hardest during the mid-summer downturn after we launched the Fund. We took advantage of the mid-summer correction by adding to technology holdings. This paid off handsomely as we moved into November, with three technology stocks returning over 50%: Advanced Micro Devices (69.8%), IBM (59.7%), and Lam Research (53.9%). In total, thirty-five of the portfolio stock holdings posted positive returns for the entire period, and only seven of the Fund's forty-two holdings were below initial cost basis.

As of November 30, 1996, the Fund's top five equity holdings were: Arrow Electronics (3.6%), AnnTaylor Stores (3.5%), Glendale Federal Bank FSB (3.3%), Amgen (3.2%), and Time Warner (3.2%). A complete listing of the portfolio is included in this report. We will continue to invest in diversified portfolios of securities that we believe offer the potential for superior returns over time, and we will continue to take advantage of any market and/or company specific corrections to purchase undervalued securities that we believe will enhance the Fund's performance over the long term.

================================================================================
                                MEYERS SHEPPARD PRIDE FUND
                      STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                                     November 30, 1996
--------------------------------------------------------------------------------


Assets:

  Investments, at value (cost $657,801)(Note 1a)              $736,893

  Cash........................................                  10,616

  Dividend/Interest receivable................                     926

  Receivable from advisor (Note 2)............                 137,067

  Deferred organization expense and other assets               102,818
                                                           -----------

    Total Assets..............................                          $988,320

Liabilities:

  Organizational expense payable..............                 102,818

  Accrued expenses............................                 141,317
                                                           -----------

    Total Liabilities.........................                           244,135
                                                                     -----------

  Net Assets, applicable to 68,372 shares of
  beneficial interest.......................                            $744,185
                                                                     ===========

Net assets consist of:

  Capital.....................................                 666,628

  Accumulated undistributed net investment loss                 (1,529)

  Accumulated undistributed net realized loss on
    investments...............................                     (6)

  Net unrealized appreciation on investments..                  79,092
                                                           -----------

  Net Assets..................................                          $744,185
                                                                     ===========

Net Asset Value Per Share.....................                            $10.88
                                                                     ===========



   The accompanying notes are an integral part of the financial statements.

================================================================================
                                MEYERS SHEPPARD PRIDE FUND
                            STATEMENT OF OPERATIONS (unaudited)

================================================================================
                                                             For the period from
                                                                  June 10, 1996*
                                                       through November 30, 1996
--------------------------------------------------------------------------------


Investment Income

Interest income..............................                    $794

Dividend income..............................                   1,927
                                                           ----------
                                                                          $2,721

Expenses

  Advisory (Note 2)..........................                   1,681

  Administrative Services (Note 2)...........                  70,000

  Fund accounting fees and expenses (Note 2).                     842

  Audit......................................                  10,000

  Legal......................................                  12,500

  Registration...............................                   8,686

  Custodian..................................                   7,500

  Amortization of organization expense.......                  10,567

  Printing...................................                   4,000

  Trustees' fees.............................                   3,750

  Transfer agent and shareholder servicing (Note 2)             1,205

  12b-1 fees (Note 2)........................                     548

  Insurance..................................                   5,500

  Miscellaneous..............................                   4,212
                                                           ----------

    Total expenses before waivers/reimbursements                         140,991

    Less expenses waived/reimbursed (Note 2).                          (136,741)
                                                                     -----------

    Net expenses.............................                              4,250
                                                                     -----------

Net Investment Loss..........................                            (1,529)
                                                                     -----------


  Realized And Unrealized Gain/(Loss) on
  Investments

  Net realized losses on investments.........                      (6)

  Net unrealized appreciation on
  investments................................                  79,092
                                                           ----------

  Net realized and unrealized gain on
  investments................................                             79,086
                                                                     -----------

  Net increase in net assets resulting from
    operations...............................                            $77,557
                                                                     ===========

* Commencement of operations.

   The accompanying notes are an integral part of the financial statements.

================================================================================
                               MEYERS SHEPPARD PRIDE FUND
                     STATEMENT OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------
                                                             For the period from
                                                                  June 10, 1996*
                                                       through November 30, 1996
--------------------------------------------------------------------------------

Increase in Net Assets from:

Operations

  Net investment income......................                           $(1,529)

  Net realized loss on investments...........                                (6)

  Net change in unrealized appreciation on
  investments................................                             79,092
                                                                     -----------
  Net increase in net assets resulting
  from operations............................                             77,557
                                                                     -----------

Capital Share Transactions (Note 4)

  Proceeds from sale of shares...............                            567,600

  Net asset value of shares..................                            (1,000)
                                                                     -----------
  Net increase in net assets from
  capital share..............................                            566,600
                                                                     -----------

  Total increase in net assets...............                            644,157
                                                                     -----------

Net Assets

  Beginning of period........................                            100,028
                                                                     -----------

  End of period..............................                           $744,185
                                                                     ===========



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                            MEYERS SHEPPARD PRIDE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                   (Unaudited)
--------------------------------------------------------------------------------

                                                                        Market
   Shares                                                Cost           Value
  --------                                           -----------    ------------


             Common Stocks (95.4%)

             Banking (8.7%)

      500    H.F. Ahmanson & Co.                         $13,149         $16,500

    1,200    Glendale Federal Bank*                       21,766          25,200

      300    Lincoln National Corp                        13,430          16,163

      400    Riggs National Corp.                          4,887           6,925
                                                     -----------    ------------
                                                          53,232          64,788
                                                     -----------    ------------

             Beverages (1.6%)

      300    Seagram Co. LTD.                             10,296          12,263
                                                     -----------    ------------
             Broadcasting (2.5%)

      500    Viacom Inc.*                                 18,155          18,875
                                                     -----------    ------------

             Computer Equipment (11.7%)

      500    Digital Equipment Corp.                      18,555          18,375

      100    International Business Machines Corp.         9,981          15,937

    4,000    Midisoft Corp.*                              17,048          13,000

    1,000    Silicon Graphics, Inc.*                      23,110          19,875

    2,600    Unisys Corp.*                                16,785          19,825
                                                     -----------    ------------
                                                          85,479          87,012
                                                     -----------    ------------

             Computer Software (1.6%)

      200    Sun Microsystems, Inc.*                      11,800          11,650
                                                     -----------    ------------

             Electrical & Electronics (8.8%)

      500    Arrow Electronics, Inc.*                     21,830          26,875

    1,200    Cypress Semiconductor Corp.*                 13,396          14,700

      200    LAM Research Corp.*                           4,662           7,175

                                                          12,947          16,569
      550    LSI Logic Corp.*                        -----------    ------------


                                                          52,835          65,319
                                                     -----------    ------------

   The accompanying notes are an integral part of the financial statements.

                          MEYERS SHEPPARD PRIDE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                  (Unaudited)
------------------------------------------------------------------------------





             Entertainment (5.3%)

      200    The Walt Disney Co.                         $11,475         $14,750

      600    Time-Warner, Inc.                            21,236          24,450
                                                     -----------    ------------
                                                          32,711          39,200
                                                     -----------    ------------

             Financial Services (5.3%)

      400    American Express Company                     18,324          20,900

      400    Salomon, Inc.                                17,741          18,250
                                                     -----------    ------------
                                                          36,065          39,150
                                                     -----------    ------------

             Food-Wholesale (1.0%)

      400    Nash-Finch Co.                                6,815           7,600
                                                     -----------    ------------

             Forest Products & Papers (1.3%)

      100    Kimberly-Clark Corp.                          7,344           9,775
                                                     -----------    ------------

             Lodging  (3.1%)

      500    ITT Corp.*                                   21,260          23,062
                                                     -----------    ------------

             Insurance (3.5%)

      300    Nac're Corp.                                 10,585          10,950

      500    U.S. Life Corp.                              14,967          15,437
                                                     -----------    ------------
                                                          25,552          26,387
                                                     -----------    ------------

             Medical-Hospital Management (4.1%)

      300    Foundation Health Corp.*                      9,368           8,775

      500    United Healthcare Corp.                      18,905          21,563
                                                     -----------    ------------
                                                          28,273          30,338
                                                     -----------    ------------

             Oil/Gas Exploration (6.3%)

      200    Amerada Hess Corp.                           10,605          11,775

      300    Amoco Corp.                                  20,543          23,287

      100    Mobil Corp.                                  11,118          12,100
                                                     -----------    ------------
                                                          42,266          47,162
                                                     -----------    ------------

   The accompanying notes are an integral part of the financial statements.

                          MEYERS SHEPPARD PRIDE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                  (Unaudited)
------------------------------------------------------------------------------



             Pharmaceuticals (8.5%)

      400    Amgen, Inc.*                                 22,437          24,350

      400    McKesson Corp.                               17,999          22,500

      200    Merck & Co., Inc.                            12,162          16,600
                                                     -----------    ------------
                                                          52,598          63,450
                                                     -----------    ------------

             Retail (9.5%)

    1,300    Ann Taylor Stores, Inc.*                     20,120          26,325

      500    Dayton-Hudson Corp.                          17,105          19,438

      400    Lillian Vernon Corp.                          5,341           4,800

                                                          21,491          19,800
    1,100    Limited, Inc.                           -----------    ------------
                                                          64,057          70,363
                                                     -----------    ------------

             Technology (2.6%)

      800    Advanced Micro Devices, Inc.*                11,424          19,400
                                                     -----------    ------------

             Transportation-Air (3.1%)

    1,600    America West Airline, Inc.*                  22,315          23,400
                                                     -----------    ------------

             Telecommunications (6.9%)

      600    AT&T Corp.                                   23,148          23,550

      129    Lucent Technologies, Inc.                     6,229           6,611

      500    Sprint Corp.                                 19,347          20,938
                                                     -----------    ------------
                                                          48,724          51,099
                                                     -----------    ------------


             TOTAL COMMON STOCKS                         631,201         710,293
                                                     ===========    ============

             MONEY MARKET ACCOUNT (3.6%)

   23,750    Stagecoach Prime Money Market Fund           23,750          23,750

    2,850    Stagecoach Treasury Money Market Fund         2,850           2,850
                                                     -----------    ------------
                                                          26,600          26,600
                                                     -----------    ------------

   The accompanying notes are an integral part of the financial statements.

                          MEYERS SHEPPARD PRIDE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
                                  (Unaudited)
------------------------------------------------------------------------------



             TOTAL INVESTMENTS (99.0%)                  $657,801+       $736,893
                                                       ==========      ---------

             Other Liabilities in Excess of Assets (1.0%)                  7,292


             NET ASSETS (100.0%)                                        $744,185
                                                                       =========

*    Represents non-income producing securities.
+    Cost for book and tax purposes is the same.





   The accompanying notes are an integral part of the financial statements.

                          MEYERS SHEPPARD PRIDE FUND
                   NOTES TO FINANCIAL STATEMENT (unaudited)

------------------------------------------------------------------------------


1. Significant Accounting Policies. The Meyers Sheppard Pride Fund (the "Fund") is a separate series of the Meyers Sheppard Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware on March 26, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is an open-ended, no-load, diversified management investment company whose overall investment objective is to attain long-term capital appreciation. Prior to June 10, 1996 (commencement of operations), the Fund had no operations other than the sale of 10,003 shares of common stock at $10.00 per share, to initial seed capital investors. The overall investment objective of the Fund is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies which have been identified as having met the "Social Objective". Companies which meet the "Social Objective" are defined as companies which, in general, have been identified as having progressive policies towards gays and lesbians, but at a minimum have in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. The following are significant accounting policies followed by the Fund in the preparation of these financial statements:

a. Valuation of Securities. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of 60 days or less, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotation or valuation, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

b. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations.

c. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

d. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification.

e. Federal Income Taxes. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                          MEYERS SHEPPARD PRIDE FUND
                   NOTES TO FINANCIAL STATEMENT (unaudited)

------------------------------------------------------------------------------



g. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

2. Investment Management Administration and Distribution Agreements. The Fund has entered into an investment management agreement (the "Investment Management Agreement") with the Investment Manager. The Investment Management Agreement provides that the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis to 1.00% of the Fund's average daily net assets. The Investment Manager has undertaken to waive the portion of its investment management fee necessary to maintain Total Annual Operating Expenses of no more than 2.25% per year of average daily net assets. For the period ended November 30, 1996, the Investment Manager earned $1,681, and waived fees of $1,681.

Furman Selz LLC ("Furman Selz") provides the Fund with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Fund's directors and officers and include the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Fund pays Furman Selz, per year, an amount equal to 0.15% of the first $100 million of the Fund's aggregate assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate assets in excess of $1 billion. For the period ended November 30, 1996, Furman Selz earned $70,000, and waived fees of $70,000.

As Administrator, Furman Selz provides the Fund with fund accounting and related services. For these services Furman Selz is paid a fee of $35,000 per year, plus out-of-pocket expenses. For the period ended November 30, 1996, Furman Selz earned $842, and waived fees of $842.

Furman Selz acts as Transfer Agent for the Fund. Furman Selz receives reimbursement of certain expenses plus a per account fee of $15.00 per year, subject to a $12,000 per year minimum. For the period ended November 30, 1996, Furman Selz earned fees of $1,205, and waived fees of $1,205.

The Trustees of the Trust have adopted a Plan of Distribution (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the Investment Company Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, Furman Selz acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, Furman Selz also acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. Solely for the purpose of reimbursing Furman Selz for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund, adopted the Distribution Plan wherein, pursuant to Rule 12b-1 of the Investment Company Act, the Fund is authorized to spend up to 0.25% of net asset value annually for Furman Selz's services in connection with the distribution of shares of the Fund. For the period ended November 30, 1996, the fund incurred distribution fees of $548, and waived fees of $548.

                          MEYERS SHEPPARD PRIDE FUND
                   NOTES TO FINANCIAL STATEMENT (unaudited)

 ------------------------------------------------------------------------------



In conforming with certain statutory limitations, the Investment Manager has undertaken to reimburse the Fund for expenses necessary to maintain total annual operating expenses at no more than 2.25% per year of average daily net assets. For the period ended November 30, 1996, the Investment Manager reimbursed the Fund $63,670.

3. Investments. Purchase and sales of securities for the period ended November 30, 1996, other than short-term securities, amounted to $667,628, and $1,000, respectively. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                                -----------------
Aggregate cost................................          $657,801
                                                =================

Gross unrealized appreciation.................           $89,530

Gross unrealized depreciation.................           (10,438)
                                                -----------------

Net unrealized appreciation...................           $79,092
                                                =================



4. Capital Stock Transactions. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares for the period ended November 30, 1996, were as follows:

                                   ----------------------------
                                          Shares         Amount

Beginning balance................         10,003       $100,028
                                   -------------    -----------

Shares sold......................         58,464        567,600

Shares redeemed..................           (95)         (1,000)
                                   -------------    -----------

Net increase.....................         58,369        566,628
                                   -------------    -----------


Ending balance...................         68,372       $666,628
                                   =============    ===========


5. Subsequent Events. Furman Selz has consummated an agreement with BISYS Group, Inc. ("BISYS") whereby services currently provided to the Company by Furman Selz will be provided to the Company by BISYS and certain of its affiliates under new Administrative Services, Transfer Agency and Fund Accounting Agreements between the Company and BISYS.

================================================================================
                               MEYERS SHEPPARD PRIDE FUND
                            FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

                                                             For the period from
Selected ratios and data for a share of capital                   June 10, 1996*
stock outstanding through the period:                  through November 30, 1996
--------------------------------------------------------------------------------


Per Share Operating Performance:


                                                                         $10.00
Net asset value, beginning of period............................     -----------

  Net investment income.........................................          (0.02)

  Net realized and unrealized gains on investments..............            0.90

Net asset value, end of period..................................          $10.88
                                                                     ===========

Total Investment Return+........................................           8.80%

Ratios/Supplemental Data:

  Net assets, end of period (in thousands)......................            $744

Ratios to average net assets:

  Expenses......................................................     2.25%(1)(2)

  Net Income....................................................   (0.33%)(1)(3)

Portfolio turnover rate.........................................              0%

Average commission per share....................................       $0.080842


* Commencement of operations.

(1) Annualized
(2) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above expense ratio would have been 14.72%.
(3) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above net income ratio would have been (12.80%).
+ Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.



   The accompanying notes are an integral part of the financial statements.

                          MEYERS SHEPPARD PRIDE FUND


Trustees and Officers

Shelly  J. Meyers                            Investment Manager
Chairman of the Board, President and         Meyers, Sheppard & Co., LLC
Trustee                                      9107 Wilshire Boulevard, Suite 700
                                             Beverly Hills, CA 90210

Leslie C. Sheppard                           Administrator, and Dividend
Trustee and Executive Vice President          Disbursing Agent
                                             Furman Selz LLC
                                             230 Park Avenue
                                             New York, NY 10169

Gwendolyn H. Baba                            Transfer Agent
Trustee                                      BISYS Group, Inc.
                                             3435 Stelzer Road
                                             Columbus, OH 43219

Jay W. Gendron, Esq.                         Distributor
Trustee                                      Furman Selz LLC
                                             237 Park Avenue
                                             New York, NY 10017

Robert E. Gipson, Esq.                       Custodian
Trustee                                      Wells Fargo Bank, N.A.
                                             P.O. Box 63084
                                             San Francisco, CA 94163

Leonard Greenhalgh, M.B.A., Ph.D.            Legal Counsel
Trustee                                      Pollet & Woodbury,
                                              a Law Corporation
                                             10900 Wilshire Boulevard, Suite 500
                                             Los Angeles, CA  90024

Loretta Sanchez                              Legal Counsel for the Independent
Trustee                                      Trustees
                                             Mayer, Brown & Platt
                                             1675 Broadway, Suite 1900
                                             New York, NY 10019

Duane E. McWaine, M.D.                       Independent Accountants
Trustee                                      KPMG Peat Marwick LLP
                                             345 Park Avenue
                                             New York, NY 10154

John J. Pileggi
Vice President and Treasurer

Eric Rubin
Vice President

Theresa Donovan
Secretary

Tejal Albanese
Assistant Treasurer

Philip McKinley
Assistant Secretary

Alaina Metz
Assistant Secretary


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                          MEYERS SHEPPARD PRIDE FUND


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                              SEMI-ANNUAL REPORT


                               November 30, 1996

























                       MEYERS SHEPPARD INVESTMENT TRUST




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